UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

ENERGOUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36379	46-1318953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3590 North First Street, Suite 210

San Jose, California 95134

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 963-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2021, the Company issued a press release (the “Press Release”) announcing its preliminary financial results for the quarter ended March 31, 2021. The press release is attached hereto as Exhibit 99.1.

The preliminary financial results are estimates and subject to completion of the applicable quarter-end closing procedures. The Company’s actual results for the quarter ended March 31, 2021 may vary from these estimates. In addition, estimated financial information is necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the estimated financial results described in the press release will not materialize or will vary significantly from actual results. Accordingly, undue reliance should not be placed on these estimates.

The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Temporary Leave of Absence of Mr. Stephen R. Rizzone as President and Chief Executive Officer

On April 19, 2021, Mr. Rizzone, the President and Chief Executive Officer of Energous Corporation (the “Company”), informed the Company’s board of directors that he is taking a leave of absence, effective immediately, due to health reasons. He will therefore temporarily step down from his positions as President and Chief Executive Officer until further notice.

The Company has formed an Office of the CEO, comprised of executive officers Brian Sereda, Senior Vice President and Chief Financial Officer, Cesar Johnson, Chief Operating Officer and Executive Vice President of Engineering, and Neeraj Sahejpal, Senior Vice President of Marketing and Business Development. The Office of CEO will report directly to the Company’s board of directors.

Additional information regarding the executives that comprise the Office of the CEO, including their biographies and any family or related-party relationships, are described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 20, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated on April 23, 2021

104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGOUS CORPORATION

Date: April 23, 2021	By:	/s/ Brian Sereda
Brian Sereda
Chief Financial Officer